UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2009
American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4333 Amon Carter Blvd. Fort Worth, Texas 76155
(Address of principal executive offices) (Zip Code)
(817) 963-1234
(Registrant’s telephone number)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
American Airlines, Inc. (the Company) is filing herewith a press release issued on September 25, 2009 by the Company as Exhibit 99.1, which is included herein. This press release was issued to provide certain information regarding the pricing of a financing transaction previously launched by the Company on September 23, 2009.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press Release of American Airlines, Inc. dated September 25, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.
/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary
Dated: September 25, 2009

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